UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2016

Cerecor Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37590	45-0705648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 E. Pratt Street Suite 606 Baltimore, Maryland	21202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure.

On February 2, 2016, Cerecor Inc. (the “Company”) issued a press release, further described in Item 8.01 below, in connection with its Phase 2 clinical trial for smoking cessation for CERC-501.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.             Other Events.

CERC-501 Phase 2 Clinical Trial for Smoking Cessation

On February 2, 2016, the Company announced that it had enrolled its first subject in the Phase 2 clinical trial for CERC-501, “A Randomized, Double-Blind, Placebo-Controlled, Cross-over Design Study of CERC-501 in a Human Laboratory Model of Smoking Behavior.”  The study is a thirty-day, double-blind, placebo-controlled, crossover study in subjects who are heavy cigarette smokers and currently not seeking treatment for tobacco use disorder, and the trial design assumes enrollment of 66 subjects.

Massachusetts General Hospital CERC-501 Phase 2 Clinical Trial for Treatment-Resistant Depression

The National Institutes of Health (NIH) discontinued the National Institute of Mental Health-funded Phase 2 clinical trial for CERC-501, “Double-Blind, Placebo Controlled, Proof-of-Concept Trial of LY2456302, a Kappa Selective Opioid Receptor Antagonist, and Augmentation of Antidepressant Therapy in Treatment-Resistant Depression,” which was sponsored by Massachusetts General Hospital.  The Company has been advised that the reason for the discontinuation is slow study progression.

Item 9.01.             Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 2, 2016, entitled “Cerecor Announces Initiation of Phase 2 Clinical Trial With CERC-501 for Smoking Cessation.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cerecor Inc.

	By:	/s/ Mariam Morris
Mariam Morris
Chief Financial Officer

Date: February 2, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 2, 2016, entitled “Cerecor Announces Initiation of Phase 2 Clinical Trial With CERC-501 for Smoking Cessation.”